Exhibit 99.1

Investor Presentation - June 2015 NYSE MKT: ETAK

This presentation may contain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 , about Elephant Talk . Forward - looking statements are based largely on expectations and projections about events and future trends and are subject to numerous assumptions, risks and uncertainties, which change over time . Forward - looking statements can be identified by terminology such as “anticipate,” “believe,” “could,” “could increase the likelihood,” “estimate,” “ expect”, “intend,” “is planned,” “may,” “should,” “will,” “will enable,” “would be expected,” “look forward," “may provide,” “would” or similar terms, variations of such terms or the negative of those terms . Elephant Talk’s actual results could differ materially from those anticipated in forward - looking statements and you should not place any undue reliance on such forward - looking statements . This presentation includes annualized revenue models and pro forma financial information that is based upon assumptions and estimates that management believes are reasonable based on currently available information ; however, management's assumptions and the Company’s future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met . Any number of factors could cause actual results to differ materially from expectations . Factors that could cause actual performance to differ from these forward - looking statements include the risks and uncertainties disclosed in Elephant Talk’s filings with the SEC . Elephant Talk’s filings with the SEC are accessible on the SEC’s website at (http : ///www . sec . gov) . Forward looking statements speak only as of the date they are made, and Elephant Talk assures no obligation to update, amend or clarify any forward - looking statements . Safe Harbor Statement 1

Elephant Talk : L eading V endor /Provider of Mobile Software DNA® 2.0 Platform and Security Services 2 » Enabling, Managing and S ecuring D ata in the M obile Cloud, through: » Mobile Platform Technology - We empower Mobile Network Operators (MNOs) and Mobile Virtual Network Operators (MVNOs) by providing: o Tier One, I nnovative , O n P remise or Cloud B ased, O utsourced M obile C ommunications I nfrastructure: ET Software DNA® 2.0 Platform o Full suite of O ff - the - Shelf Services & Features o Full range of MNO & MVNO S upport S ervices o All required Third P arty Interfaces/API’s » Cyber Security Technology - We Enable Organizations to S ecure all Electronic, Cloud Based F inancial T ransaction C hannels through a S ingle P latform

Business Summary Mobile Platform Business Overview ▪ Recent Contract W ins in Mobile P latform S ervices – P ositioned well for R ecurring R evenue G rowth • 5 year Contract with Vodafone Spain • Selected by Verizon Partner Solutions as default MVNO platform ▪ Strategic Geographical F ocus : Americas, Europe, Middle East, Africa, South East Asia ▪ Strong Pipeline of M obile P latform O utsourcing O pportunities ▪ World Class Mobile Cloud Management & Security Delivery Platform - Unique P roduct P ositioning ▪ Strong C lient & Partner B ase for Outsourcing S ervices, including Mobile and Technology L eaders as : • Vodafone • HP • Verizon • T - Mobile • Zain • Affirmed Networks • VMware 3

Elephant Talk Platform Components

Verticals Seamlessly Combine any Module Clients Need

MNO

- Radio Network GSM
- Radio Network GPRS
- Radio Network UMTS
- Radio Network HSDPA
- Radio Network LTE

Other Networks

- Radio Network WIMAX
- Radio Network WIFI

Elephant Talk Intelligent Mobile Service Platform

HLR	SIM Logistics	Online Rating & Charging	1-to-1 Communication
STP	Multi-IMSI	Prepaid	M2M
IN	Multi-MSISDN	Postpaid Billing	Voice Mail
SMS	Number Porting	Invoicing	Promotions Package
WAP	Lawful Intercept	Fraud management	Parents Control
GGSN	OTA SIM & Handset	Reporting	Healthcare
MMS	Roaming (CAP-Callback)	Self-Service	Contactless
USSD	Deep Packet Inspection	UI/API CRM Provisioning	mPayment
IVR	Video-Call	Credit Check	m-Banking
4G (LTE-DECT-.Wi-Max-IMS)	Premium Messaging	Multi-Channel Top-Up	mCommerce / Loyalty

MVNO

- Marketing
- Distribution
- Sales
- Customer Care

Roadmap

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5 Elephant Talk Philosophy: Network without Borders & Limitations ▪ IT as enabling factor , minimizing users complexity and maximizing controllability, customized and flexible, combined with cutting edge security ▪ Deep understanding of the mobile eco system ▪ Ownership of critical components: each module for highest efficiency cooperation ▪ In control, not relying on external vendors: ability to really offer end - to - end responsibility ▪ Creation of virtualized processing environments that can run modules parallel in real time ▪ Development of (geo)redundant processing platforms with huge processing and storage power ▪ Mobile Software DNA ® 2.0 Architecture: Ovum Study: “ET’s Software DNA 2.0® Platform Offers a more Complete Solution than Many Specialist Vendors in the Mobile Services Market.” ▪ Steering through a single interface for multiple modules/sites/countries. ▪ Global sales agreement with HP Key clients/partners include Vodafone (Spain), Zain (Saudi Arabia), Verizon (USA) and HP

ValidSoft Overview
Security in the Cloud

ElephantTalk

ValidSoft SECURING TRANSACTIONS

- ValidSoft secures transactions with services that are incredibly simple for the user, removing the need for passwords and PINs.
  - Built around voice biometrics, our multifactor authentication protects Online, Smartphone, Card and Telephone transactions.
- World Class Voice Biometrics capability independently recognized as a leader in the industry
- Commitment to data privacy reflected by **4 European Privacy Seals and ISO27001 Certification**
- Growing **Intellectual Property and Patent Portfolio**
  - **5 Patents Granted, 22 further Patent Applications**
- Notable commercial updates:
  - **Two leading UK banks signed by ValidSoft in partnership with FICO for *Device Trust***
  - **US corporation with >100K employees across dozens of countries deploys ValidSoft *Voice Biometrics***
  - **ImageWareSystems, channel partner contract for deployment of *Voice Biometrics***
  - **Newcastle Permanent Building Society implements *User Authentication* in Australia**
  - **Cumberland, a leading UK Building Society implements *User Authentication***

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7 What Does ValidSoft Actually Provide?

8 The ideal balance of security and user experience Secure - ideal for strong authentication and transaction verification Low Friction - natural and personal experience with nothing to remember Accessible - no specialised hardware One voice print secures multiple channels and use cases Mobile - intuitive use with smartphones, data channel increases accuracy Use Cases - payments, enterprise access, call centres and government Adaptive - automatic incremental enrolment and evolving voice prints Private - database encryption ties voice prints to specific installation Why Voice Biometrics?

Our latest Tier 1 Large US Corporate wanted security across different devices and environments 9 What issues did they face? Needed to control access to sensitive internal systems Variety of employee devices, environments and locations Dynamic employee population Legacy solution was difficult to control and manage Using ValidSoft what were they able to achieve? Consistent voice biometric authentication Login fits seamlessly to the employee and their environment Simple yet secure enrolment and easy removal of users Clear control and reporting of the overall system A more secure system and a better user experience Voice Biometrics Tier 1 Large Deployment

ElephantTalk

Voice Biometrics - Channels ImageWare Systems

ValidSoft
SECURING TRANSACTIONS

ImageWare Systems Inc (OTC: IWSY) is a leading provider of identity management solutions driven by multi-modal biometrics

What issues did they face?

- They rely on selecting best in class biometric technologies
- Require fast and accurate Voice Biometric processing
- Need support for Text Independent Voice Biometrics

IWS ImageWare Systems, Inc.
Securing The Future

Using ValidSoft what were they able to achieve?

- Fast, tuneable and accurate Voice Biometric processing
- Support for Text Dependent and Text Independent within one Voice Biometrics engine
- Technical and commercial flexibility
- A more secure system with an improved user experience

ValidSoft provides ImageWare Systems with market-leading, state-of-the-art, Voice Biometric technology and in return gains a leading global channel partner in the "Identity Management Solutions" market.

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Santander needed to secure their transaction channels 11 What issues did they face? Wants to use customer devices as tokens to authenticate digital payments Needed to secure mobile for communicating with customers Fraudsters intercepting communications to perpetrate fraud Using ValidSoft what were they able to achieve? Enabled real - time checks of SIM integrity in a personal device Ensures the communication channel between bank and customer is secure Substantial reduction in fraud levels Reduction in falsely declined legitimate business Device Trust Santander Case Study

Elephant Talk Communications Corp. Fiscal Year End: December 31 st NYSE MKT: ETAK Stock Price (5/13/15): $0.41 52 Week Trading Range: $0.21 - $1.79 Shares Outstanding: (5/1/15) 155.4 million Market Cap: (5/13/15) $63.7 million Average Daily Volume (3 Month): 228,750 Ovum White Paper “ Elephant Talk has taken the first step along a path to NFV & SDN, delivering capabilities that MNOs, MVNOs, MVNEs and MVNAs need today.” “ Ovum sees Elephant Talk Software DNA® 2.0 Platform, especially with its integration of core network functions, as a more complete solution than platforms available from many specialist vendors in the mobile services market .” 12 Yankee Group – Lowi Deployment E verything’s virtualized and therefore economically scalable and highly manageable, but best of all (from Lowi’s point of view) the soup to nuts roll - out took just three months. That might sound like a long time to boot up a server, but it’s a bat of an eyelid against the time (and therefore the technical effort) usually required to equip and test an MVNO using what we must now call ‘legacy’ infrastructure . “The speed with which Vodafone was able to launch [ Lowi ] is breathtaking,” says Yankee Group Research VP, Jennifer Clark. “ That it was able to do so riding on the SDN/NFV product offerings out of two very small companies – start - up Affirmed and Elephant Talk Communications, which reported $7.3 million in revenue last quarter – is likewise startling. The agility the industry was promised with SDN/NFV is emerging in real - world service offerings.”

Revenue Development Legacy Landline vs. Mobile & Security Solutions 13

Revenue Development 100% of Revenue is High Margin Mobile & Security Solutions after Transition from Low Margin Landline Business 14 Quarterly Mobile & Security Revenue Mix (% of Total Revenue) Mobile & Security Revenue Contribution Material improvement over last several quarters LTM = Last Twelve Month

Positive Margin Contribution* Development Driven by Growth of Mobile & Security Results 15 * Margin contribution = non - gaap revenue** minus cost of service, whereby cost of service is before the allocation of applicable depreciation and amortization ** N on - gaap revenue reconciliation to gaap revenue is shown in the appendix

Level/Mix of Costs & Operating Expenses are Changing Cost of Service Share Has D eclined S ignificantly 16

Elephant Talk Communications Corp. Financial and Business Model Discussion 17

Recurring Revenue Business Model
In Combination with High Margins

- Elephant Talk and ValidSoft are focused on recurring revenue models, following a trend among customers:
  - From **Capex to Opex**, freeing up resources
  - From **Fixed to Variable Cost**; "pay as you go" model
  - From Complicated, Point Solutions to **One-Stop Shop Solutions**

Solution	Segment	Revenue Model	Average Pricing	Gross Margin
Managed Services	ElephantTalk	• Subscription-based	• $1.00 / month / subscriber	90+%
Managed Services + Airtime (Bundled Offering)	ElephantTalk	• Subscription-based	• $10.00 - $20.00 / month / subscriber	20+%
User Authentication	ValidSoft SECURING TRANSACTIONS	• Subscription-based	• fees/month $0.05-$0.30 Per user	90+%
Device Trust	ValidSoft SECURING TRANSACTIONS	• Transaction-based	• Fee per transaction $0.02-$0.10	65%

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Drive towards Improved Cash Flow Major Focus for the Company 19 * Adjusted EBITDA, a non - GAAP financial measure, is defined as earnings before income taxes, depreciation and amortization, share - based compensation, changes in deferred revenue, income interest and expenses, expenses from derivative accounting, such as debt discount and conversion feature expensing, changes in fair value of the conversion feature and warrant liabilities, amortization of deferred financing cost, loss on extinguishment of debt, and impairments of related party loans . Adjusted EBITDA further eliminates share - based compensation . Adjusted EBITDA is designed to show a measure of the Company’s operating performance . The Company uses Adjusted EBITDA because it removes the impact of items not directly resulting from the Company’s core operations, allowing the Company to better assess whether the elements of the Company’s growth strategy are yielding the desired results . Accordingly, the Company believes that Adjusted EBITDA provide useful information for investors and others which allow them to better understand and evaluate the Company’s operating results . ”

Key Management Members Steven van der Velden, Chairman and Chief Executive Officer ▪ Co - founded the International Telemedia Association, known today as the Network for Online Commerce ▪ Co - founded InTouch Telecom to offer business and consumer telecom applications. Successfully sold to Global Telesystems Group ▪ Co - founded E - commerce Park, a data center and internet hosting facility ▪ Chairman of QAT Investments, a Luxemburg venture fund investing in early - stage technology companies Dr. Armin G. Hessler, Co - President Mobile Platform ▪ Former Head of Global Data Center Management and Service Excellence at Vodafone, responsible for Vodafone's global data cente r strategy and major global transformation projects. Additional roles within Vodafone as Head of IT for Global Enterprise and D ire ctor Customer Operations. ▪ Served Terenci AG, mobile b2b solutions as Executive Vice President Marketing & Services; Mannesmann AG as Director International Projects; AT&T - Unisource NV as Director Operations. Member of the Board of the WorldPartners Alliance. ▪ Served Telefonica de España (Spain) as Senior Manager Business Development Martin Zuurbier, Co - President Mobile Platform ▪ 20 years of experience in the telecom field, including as director and founder of Vocalis Telecom ▪ Experience in building, maintaining, and operating a telecom network spanning eight countries ▪ Developed new switching technology in collaboration with major technology vendors Mark Nije , CFO ▪ 25 years of experience in business control, finance and accounting of which 8 years in US public accounting and reporting. ▪ Co - founder of Logistic Management International NV (LMI), an international cargo transportation and airport handling company at th e airport of Curaçao , former Netherlands Antilles. ▪ P roject management and M&A experience with Tebodin Consulting Engineers and Reitsma & Wertheim Merger & Acquisition specialists in the Netherlands . Pat Carroll, Executive Chairman of ValidSoft ▪ F ounding Director and Executive Chairman of ValidSoft and leads the R&D function, intellectual property, patents and strategy. ▪ Held senior executive roles at Goldman Sachs, J.P Morgan, Credit Suisse Financial Products and Bankers Trust Company. Paul Burmester, CEO of ValidSoft ▪ 30 years’ experience in the technology industry with 6 successful exits and one major corporate turnaround. ▪ As Chief Commercial Officer, led SpinVox , the leading developer of "Speech to Text" technology, to a successful acquisition by Nuance. ▪ Served as EVP - Sales & Marketing at ViAir , the first company to develop real time mobile access to Exchange & Notes, subsequently acquired by Visto . ▪ As EVP - Sales & Marketing at Paragon Software, drove the creation & take up of SyncML across the technology industry, resulting in a successful acquisition by Phone.com.

Board of Directors

Carl D. Stevens

- Significant senior-level management experience including 26 years at IBM where he held various sales and management positions including founding and managing IBM's National Distribution Division.
- Served as CEO and President of Cogient Corporation, a medical software and services provider.
- Served as President and CEO of ITC Corp., a NASDAQ-listed publisher and distributor.

Geoffrey Leland

- Founder of LTR Advisory Limited, a Technology, Media and Telecommunications advisory firm.
- Served in a number of roles on the technology and telecoms team at Apax Partners.
- His capital market experience includes serving as an Associate at Cowen's London-based Technology Corporate Finance division and in the Mergers and Acquisitions Division at Paribas.

Francisco Ros

- Is Executive President of First International Partners, S.L., a business consulting firm he founded.
- Member of the Board of Directors of Qualcomm Incorporated (NASDAQ: QCOM).
- He held key positions within the Telefónica Group, including Managing Director of Telefonica International

Jaime Bustillo

- He was the CEO of Airphone servicios de telecomunicaciones SL, also known under the brand name AIRIS mobile.
- Held a number of senior positions at Vodafone Group Plc (NASDAQ: VOD), including CTO Vodafone Spain and CTO for 4G/LTE at Vodafone Group.

Yves van Sante

- He was the managing Director of Eport, a call centre owned by the Port of Ostend. Eport was sold to the Dutch call-centre Call-IT.
- Served as Sales and Marketing manager Central Europe at 3C Communications in Luxemburg, where he launched Credit Card Telephony across Europe.
- Co-founded InTouch Telecom and was responsible for business development, sales and marketing.

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22 Elephant Talk ValidSoft ▪ Vodafone Enabler Spain: Re newed 5 year contract ▪ “LOWI", second brand of Vodafone in Spain, Joins Growing Portfolio of Customers Supported by Elephant Talk ▪ Agreement with HP for Global Sales Collaboration ▪ Working with Verizon for 2015 deployment ▪ Deployed Virtualized Mobile Network Solution with Operators in Europe and the Middle East with Affirmed Networks ▪ Deployed Software ET DNA 2.0® on the VMware® vCloud NFV Platform ▪ Seasoned Telecom and Cloud Security Management & High Profile Independent Board Members ▪ Contract with channel partner ImageWare Systems for Voice Biometric technology ▪ Q1, 2015 ValidSoft Launches Device Trust Solution with a Second Major UK Bank, largest deployment to date ▪ Q1, 2015 US corporation, with over 100,000 employees across dozens of countries deploys ValidSoft Voice Biometrics ▪ Live launch of ValidSoft’s proximity correlation service for card issuers in the UK with FICO ▪ Santander wins award for implementation of ValidSoft Device Trust Solution ▪ Newcastle Permanent Building Society implements User Authentication in Australia ▪ Cumberland, a leading UK Building Society implements User Authentication Investment Highlights High - Margin, High - Growth Mobile & Security Solutions

23 Contact Us Corporate Headquarters: Elephant Talk Communications Corp. 100 Park Avenue New York City New York 10017 , USA Phone:212 - 984 - 1096 www.elephanttalk.com Investor Relations: Steve Gersten Capital Markets Group steve@capmarketsgroup.com Phone: (813) 926 - 8920

Adjusted EBITDA unaudited quarterly figures 24

Revenue Restatement C hange in Timing; No change in Overall Revenues 25 Historic quarterly overview Non-GAAP and GAAP revenue Non-GAAP and GAAP Revenue (quarterly figures unaudited) Q1 2013 Q2 2013 Q3 2013 Q4 2013 Non-GAAP Revenue $ 6,596,500 $ 4,994,145 $ 5,204,982 $ 6,031,634 Deferred Revenue adjustments (356,386) (1,429,896) (1,081,188) (507,987) GAAP Revenue $ 6,240,114 $ 3,564,249 $ 4,123,794 $ 5,523,647 Non-GAAP and GAAP Revenue (quarterly figures unaudited) Q1 2014 Q2 2014 Q3 2014 Q4 2014 Q1 2015 Non-GAAP Revenue $ 6,479,853 $ 6,911,768 $ 7,298,988 $ 7,869,631 $ 7,994,675 Deferred Revenue adjustments (1,095,588) (1,839,328) (2,853,749) (2,415,128) (2,981,659 GAAP Revenue $ 5,384,265 $ 5,072,440 $ 4,445,239 $ 5,454,503 $ 5,013,016 * GAAP Revenues are the restated numbers. Q4 2014 and Q1 2015 not restated